EXHIBIT 99
275 West Federal Street
Youngstown, Ohio 44503-1203
FOR IMMEDIATE RELEASE

Media Contact:	Investor Contact:
Colleen Scott Vice President of Marketing Home Savings (330) 742-0638 cscott@homesavings.com	James R. Reske Chief Financial Officer United Community Financial Corp. (330) 742-0592 jreske@ucfconline.com
United Community Financial Corp. Announces First Quarter Profit
YOUNGSTOWN, Ohio (April 26, 2011) — United Community Financial Corp. (Company) (Nasdaq: UCFC), holding company of The Home Savings and Loan Company of Youngstown, Ohio (Home Savings), today reported consolidated net income of $3.0 million, or $0.10 per diluted share, for the three months ended March 31, 2011. This compares to a net loss of $5.1 million, or $(0.17) per diluted share, for the three months ended March 31, 2010.
Selected first quarter results:
•	Delinquent loans declined $7.3 million to $158.3 million from the prior quarter
•	Net interest margin increased 32 basis points to 3.49% from the prior quarter
•	Home Savings’ Tier 1 leverage ratio increased 60 basis points from the prior quarter to 8.44%
•	Home Savings’ Total Risk Based Capital increased 48 basis points from the prior quarter to 13.02%
•	Book value per share and tangible book value per share increased $0.04 and $0.05, respectively, from the prior quarter to $5.73 and $5.72, respectively

Net Interest Income and Margin
Net interest income for the three months ended March 31, 2011, was $17.7 million, which was unchanged from a year earlier. Total interest income decreased $3.1 million in the first quarter of 2011 compared to the first quarter of 2010, primarily as a result of a decrease of $215.3 million in the average balance of outstanding loans. Total interest expense, however, also decreased by a comparable amount of $3.0 million for the first quarter of 2011, as compared to the same quarter last year. The decline was due to a reduction in interest paid on deposits due to changes in the deposit portfolio composition and lower rates paid on certificates of deposit.
Net interest margin was 3.49% for the first quarter of 2011 compared with 3.28% for the first quarter of 2010 and 3.17% from December 31, 2010.
Asset Quality
Nonperforming loans at March 31, 2011 increased to $145.9 million, compared to $139.5 million at December 31, 2010, an increase of $6.3 million during the period. Real estate owned and other repossessed assets were $42.9 million at March 31, 2011 and $40.3 million at December 31, 2010.
Patrick W. Bevack, President and Chief Executive Officer of UCFC and Home Savings, commented that, “While we are pleased with the progress made in the first quarter with a return to profitability, we will continue to focus on our key initiative of improving asset quality. We are encouraged that delinquent loans decreased for the second consecutive quarter; however, seeking resolution to problem assets remains the number one priority and vital to our long term success.”
Noninterest Income
In the first quarter of 2011, the Company recognized noninterest income of $4.0 million, compared to $6.6 million in the first quarter of 2010. During the first quarter of 2011, the Company realized $1.3 million in securities gains compared to $2.8 million in the same quarter of 2010. Further affecting the comparison was the $1.4 million gain recognized on the sale of Home Savings’ Findlay, Ohio branch in the first quarter of 2010.
Noninterest Expense
Noninterest expense was $16.5 million in the first quarter of 2011, compared to $17.0 million in the first quarter of 2010. The decreased expense in the first quarter of 2011 as compared to the same quarter last year is primarily a result of lower salaries and employee benefit expenses. The decline in salaries and employee benefits are due to lower expenses recognized for incentives, and the suspension of matching contributions to the Company’s 401(k) plan.

Capital and Book Value
Home Savings’ Tier 1 leverage ratio was 8.44% as of March 31, 2011, compared to 7.84% at December 31, 2010. The Company’s total risk-based capital ratio was 13.02% at March 31, 2011, as compared to 12.54% at December 31, 2010. Book value per share and tangible book value per share at March 31, 2011 were $5.73 and $5.72, respectively.
Home Savings is a wholly-owned subsidiary of the Company and operates 38 full-service banking offices and seven loan production offices located throughout Ohio and western Pennsylvania. Additional information on the Company and Home Savings may be found on the Company’s web site: www.ucfconline.com.
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When used in this press release, the words or phrases “believes,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including changes in economic conditions in the Company’s market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company’s market area, and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company advises readers that the factors listed above could affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake, and specifically disclaims any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Unaudited)

	March 31,	December 31,
	2011	2010
	(Dollars in thousands)
Assets:
Cash and deposits with banks	$18,497	$18,627
Federal funds sold and other	20,181	18,480

Total cash and cash equivalents	38,678	37,107
Securities:
Available for sale, at fair value	289,388	362,042
Loans held for sale	2,531	10,870
Loans, net of allowance for loan losses of $46,415 and $50,883, respectively	1,620,094	1,649,486
Federal Home Loan Bank stock, at cost	26,464	26,464
Premises and equipment, net	21,760	22,076
Accrued interest receivable	7,684	7,720
Real estate owned and other repossessed assets	42,873	40,336
Core deposit intangible	448	485
Cash surrender value of life insurance	27,560	27,303
Other assets	37,600	13,409

Total assets	$2,115,080	$2,197,298

Liabilities and Shareholders’ Equity
Liabilities:
Deposits:
Interest bearing	$1,568,161	$1,551,210
Non-interest bearing	144,362	138,571

Total deposits	1,712,523	1,689,781
Borrowed funds:
Federal Home Loan Bank advances	100,954	202,818
Repurchase agreements and other	100,446	97,797

Total borrowed funds	201,400	300,615
Advance payments by borrowers for taxes and insurance	13,219	20,668
Accrued interest payable	905	809
Accrued expenses and other liabilities	9,662	9,370

Total liabilities	1,937,709	2,021,243

Shareholders’ Equity:
Preferred stock-no par value; 1,000,000 shares authorized and unissued	—	—
Common stock-no par value; 499,000,000 shares authorized; 37,804,457 shares issued and 30,951,032 and 30,937,704 shares, respectively, outstanding	142,404	142,318
Retained earnings	113,911	111,049
Accumulated other comprehensive income (loss)	(6,551)	(4,778)
Treasury stock, at cost, 6,853,425 and 6,866,753 shares, respectively	(72,393)	(72,534)

Total shareholders’ equity	177,371	176,055

Total liabilities and shareholders’ equity	$2,115,080	$2,197,298

UNITED COMMUNITY FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Three Months Ended
	March 31,
	2011	2010
	(Dollars in thousands, except per share data)
Interest income
Loans	$22,510	$25,843
Loans held for sale	66	70
Securities:
Available for sale	2,847	2,585
Federal Home Loan Bank stock dividends	300	300
Other interest earning assets	9	7

Total interest income	25,732	28,805
Interest expense
Deposits	6,331	9,318
Federal Home Loan Bank advances	825	848
Repurchase agreements and other	922	923

Total interest expense	8,078	11,089

Net interest income	17,654	17,716
Provision for loan losses	2,192	12,450

Net interest income after provision for loan losses	15,462	5,266

Non-interest income
Non-deposit investment income	354	428
Service fees and other charges	1,453	1,751
Net gains (losses):
Securities available for sale	1,313	2,843
Other -than-temporary loss on equity securities
Total impairment loss	(10)	—
Loss recognized in other comprehensive income	—	—

Net impairment loss recognized in earnings	(10)	—
Mortgage banking income	622	386
Real estate owned and other repossessed assets	(992)	(1,484)
Gain on retail branch sale	—	1,387
Other income	1,248	1,249

Total non-interest income	3,988	6,560

Non-interest expense
Salaries and employee benefits	7,684	8,174
Occupancy	905	1,004
Equipment and data processing	1,694	1,667
Franchise tax	469	511
Advertising	121	222
Amortization of core deposit intangible	37	48
Deposit insurance premiums	1,405	1,461
Professional fees	962	1,033
Real estate owned and other repossessed asset expenses	873	607
Other expenses	2,338	2,241

Total non-interest expenses	16,488	16,968

Income (loss) before income taxes	2,962	(5,142)
Income taxes expense (benefit)	—	—

Net income (loss)	$2,962	$(5,142)

Earnings (loss) per share
Basic—continuing operations	$0.10	$(0.17)
Basic—discontinued operations	—	—
Basic	0.10	(0.17)
Diluted—continuing operations	0.10	(0.17)
Diluted—discontinued operations	—	—
Diluted	0.10	(0.17)

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
	(In thousands, except per share data)
Financial Data
Total assets	$2,115,080	$2,197,298	$2,317,948	$2,314,109	$2,279,719
Total loans, net	1,620,094	1,649,486	1,726,381	1,786,038	1,823,899
Total securities	289,388	362,042	390,636	307,154	272,239
Total deposits	1,712,523	1,689,781	1,685,033	1,696,531	1,728,592
Total shareholders’ equity	177,371	176,055	201,333	212,691	214,482
Net interest income	17,654	16,888	18,786	17,971	17,716
Provision for loan losses	2,192	22,551	17,116	10,310	12,450
Noninterest income, excluding other-than-temporary impairment losses	3,998	6,487	4,159	4,745	6,560
Net impairment losses recognized in earnings	10	14	44	—	—
Noninterest expense	16,488	18,372	15,700	17,291	16,968
Income tax expense (benefit)	—	(231)	—	—	—
Net income (loss)	2,962	(17,331)	(9,915)	(4,885)	(5,142)

Share Data
Basic earnings (loss) per share	$0.10	$(0.56)	$(0.32)	$(0.16)	$(0.17)
Diluted earnings (loss) per share	0.10	(0.56)	(0.32)	(0.16)	(0.17)
Book value per share	5.73	5.69	6.51	6.88	6.94
Tangible book value per share	5.72	5.67	6.49	6.87	6.92
Market value per share	1.33	1.34	1.33	1.68	1.50

Shares outstanding at end of period	30,951	30,938	30,925	30,898	30,898
Weighted average shares outstanding—basic	30,917	30,906	30,899	30,039	29,955
Weighted average shares outstanding—diluted	30,919	30,906	30,899	30,039	29,955

Key Ratios
Return on average assets	0.55%	-3.06%	-1.70%	-0.85%	-0.90%
Return on average equity	6.56%	-33.91%	-18.41%	-8.91%	-9.18%
Net interest margin	3.49%	3.17%	3.42%	3.30%	3.28%
Efficiency ratio	77.12%	78.08%	66.80%	82.92%	78.59%

Capital Ratios
Tier 1 leverage ratio	8.44%	7.84%	8.23%	8.71%	8.47%
Tier 1 risk-based capital ratio	11.74%	11.26%	11.85%	11.90%	11.47%
Total risk-based capital ratio	13.02%	12.54%	13.12%	13.16%	12.73%
Equity to assets	8.39%	8.01%	8.69%	9.19%	9.41%
Tangible common equity to tangible assets	8.37%	7.99%	8.67%	9.17%	9.38%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
	(Dollars in thousands)
Loan Portfolio Composition
Real Estate Loans
One-to four-family residential	$762,065	$757,426	$778,005	$779,565	$777,380
Multi-family residential*	131,246	135,771	136,681	138,875	143,992
Nonresidential*	328,772	331,390	355,914	383,882	389,407
Land*	25,624	25,138	25,413	26,217	25,122
Construction Loans
One-to four-family residential and land development	88,075	108,583	117,297	133,534	161,625
Multi-family and nonresidential*	11,201	15,077	14,537	14,870	14,682

Total real estate loans	1,346,983	1,373,385	1,427,847	1,476,943	1,512,208
Consumer Loans	272,478	279,453	289,296	295,007	301,457
Commercial Loans	45,772	46,304	48,902	53,566	56,726

Total Loans	1,665,233	1,699,142	1,766,045	1,825,516	1,870,391
Less:
Allowance for loan losses	46,415	50,883	40,884	40,728	47,768
Deferred loan costs, net	(1,276)	(1,227)	(1,220)	(1,250)	(1,276)

Total	45,139	49,656	39,664	39,478	46,492

Loans, net	$1,620,094	$1,649,486	$1,726,381	$1,786,038	$1,823,899

*	Such categories are considered commercial real estate

	At or for the quarters ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
	(Dollars in thousands)
Deposit Portfolio Composition
Checking accounts
Interest bearing checking accounts	$110,711	$110,092	$103,204	$104,905	$101,068
Non-interest bearing checking accounts	144,362	138,571	128,702	126,437	125,741

Total checking accounts	255,073	248,663	231,906	231,342	226,809
Savings accounts	234,295	218,946	214,197	212,778	210,091
Money market accounts	318,395	311,692	310,884	310,506	300,610

Total non-time deposits	807,763	779,301	756,987	754,626	737,510
Retail certificates of deposit	904,760	910,480	928,046	939,568	988,747
Brokered certificates of deposit	—	—	—	2,337	2,335

Total certificates of deposit	904,760	910,480	928,046	941,905	991,082

Total deposits	$1,712,523	$1,689,781	$1,685,033	$1,696,531	$1,728,592

Certificates of deposit as a percent of total deposits	52.83%	53.88%	55.08%	55.52%	57.33%

UNITED COMMUNITY FINANCIAL CORP.
SELECTED FINANCIAL HIGHLIGHTS
(Unaudited)

	At or for the quarters ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
	(Dollars in thousands)
Allowance For Loan Losses
Beginning balance	$50,883	$40,884	$40,728	$47,768	$42,287
Provision	2,192	22,551	17,116	10,310	12,450
Net chargeoffs	(6,660)	(12,552)	(16,960)	(17,350)	(6,969)

Ending balance	$46,415	$50,883	$40,884	$40,728	$47,768

Net Charge-offs
Real Estate Loans
One-to four-family	$924	$1,483	$1,834	$2,318	$998
Multi-family	163	1,819	160	1,067	1,585
Nonresidential	1,038	6,923	7,041	25	1,951
Land	504	284	11	—	318
Construction Loans
One-to four-family residential and land development	2,295	669	6,595	11,924	1,018
Multi-family and nonresidential	—	(1)	—	310	—

Total real estate loans	4,924	11,177	15,641	15,644	5,870
Consumer Loans	856	639	905	1,330	904
Commercial Loans	880	736	414	376	195

Total	$6,660	$12,552	$16,960	$17,350	$6,969

	At or for the quarters ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
	(Dollars in thousands)
Nonperforming Loans
Real Estate Loans
One-to four family residential	$29,062	$27,417	$27,505	$30,279	$30,054
Multi-family residential	8,239	10,983	12,443	8,816	7,885
Nonresidential	37,353	39,838	44,561	48,653	36,083
Land	6,722	5,188	5,943	5,943	11,627
Construction Loans
One-to four-family residential and land development	46,139	44,021	40,000	49,146	42,963
Multi-family and nonresidential	382	2,414	2,414	2,414	382

Total real estate loans	127,897	129,861	132,866	145,251	128,994
Consumer Loans	4,224	3,725	3,543	3,482	3,898
Commercial Loans	13,735	5,945	6,304	6,407	5,672

Total Loans	$145,856	$139,531	$142,713	$155,140	$138,564

Total Nonperforming Loans and Nonperforming Assets
Past due 90 days and on nonaccrual status	$112,705	$117,499	$126,062	$129,534	$131,951
Past due 90 days and still accruing	2,868	6,330	4,253	2,628	536

Past due 90 days	115,573	123,829	130,315	132,162	132,487
Past due less than 90 days and on nonaccrual	30,283	15,702	12,398	22,978	6,077

Total Nonperforming Loans	145,856	139,531	142,713	155,140	138,564
Other Real Estate Owned	42,386	39,914	39,963	41,470	34,605
Repossessed Assets	487	422	334	576	813

Total Nonperforming Assets	$188,729	$179,867	$183,010	$197,186	$173,982

Total Troubled Debt Restructured Loans
Non-accruing	$24,420	$11,240	$14,934	$10,855	$8,764
Accruing	30,129	33,331	13,254	18,214	23,153

Total	$54,549	$44,571	$28,188	$29,069	$31,917